UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2016
____________________

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 – 35th Street, Pittsburgh, Pennsylvania 15201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2016, Limbach Holdings, Inc. (the “Company”) filed a Certificate of Correction (the “Certificate of Correction”) to its Certificate of Designation of Class A Preferred Stock with the Secretary of State of the State of Delaware. The Certificate of Correction became effective upon its filing and was filed to correct an inadvertent error in the description of the dividend rates of the Company’s Class A preferred stock contained in the Certificate of Designation of Class A Preferred Stock originally filed by the Company on July 20, 2016.

The Company has filed herewith as Exhibit 3.1 the Certificate of Correction, which Exhibit is incorporated by reference herein, and the foregoing description of the Certificate of Correction is qualified in its entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The Company incorporates by reference the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

	By:	/s/ John T. Jordan, Jr.
		Name:	John T. Jordan, Jr.
		Title:	Chief Financial Officer

Dated: August 24, 2016

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Correction to Certificate of Designation of Class A Preferred Stock.